SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: NOVEMBER 16, 2004
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



      333-16031                                                  86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)



                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         (a) On November 16, 2004, the registrant issued a press release announcing its preliminary financial results for the three and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         In connection with the foregoing, the registrant hereby furnishes the following exhibit pursuant to Item 2.02 of Form 8-K:

         EXHIBIT NUMBER    EXHIBIT TITLE

               99.1 Press release of the registrant dated November 16, 2004 relating to preliminary results of operations for the three and nine months ended September 30, 2004.

         The information included in this Current Report on Form 8-K (including the exhibit hereto, this "Current Report") is being furnished under Item 2.02, "Results of Operations and Financial Condition." As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         NUMBER   DOCUMENTS

         99.1 Press release of the registrant dated November 16, 2004 relating to preliminary results of operations for the three and nine months ended September 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INCENTRA SOLUTIONS, INC.


Date:  November 17, 2004                      By: /s/ Thomas P. Sweeney III
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                                                  Thomas P. Sweeney III
                                                  Chief Executive Officer